As filed with the Securities and Exchange Commission on 8/7/03



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES




                   Investment Company Act file number 811-6653
                                                      --------



                           The Jensen Portfolio, Inc.
                           --------------------------
               (Exact name of registrant as specified in charter)



                    2130 Pacwest Center, 1211 SW Fifth Avenue
                             Portland, OR 97204-3721
                             -----------------------
               (Address of principal executive offices) (Zip code)



                                  Val E. Jensen
                    2130 Pacwest Center, 1211 SW Fifth Avenue
                             Portland, OR 97204-3721
                             -----------------------
                     (Name and address of agent for service)



                                (800) 221 - 4384
                                ----------------
               Registrant's telephone number, including area code



Date of fiscal year end:  May 31, 2003
                          ------------



Date of reporting period: May 31, 2003
                          ------------

Item 1. Report to Stockholders.
-------------------------------

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The Jensen Portfolio
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LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders;

PERFORMANCE

This report covers the Portfolio's activities for its 2003 fiscal year ended May 31st. During the past 12 months, there was ample economic news that roiled the security markets. The war, fears of a depression, unemployment, and issues of corporate governance occupied the media and the investment community. Among the most pronounced changes were the minimal returns offered by fixed income investments that in turn make equity investments, particularly The Jensen Portfolio, even more attractive.

As much as we were pleased with the business performance of the companies in the Portfolio, we were displeased with the market performance of the Portfolio. The Portfolio's average annual total returns for the years ending on May 31st, after deducting expenses, is shown in the table below.

               1-           2-           3-           4-          5-          10-
              Year         Year         Year         Year        Year        Year
JENSX         -7.17         -1.33        -0.95        5.54       7.46       10.94
S&P 500       -8.06        -11.00       -10.85       -5.93      -1.07        9.93
JENSX
Variance       +.89         +9.67        +9.90      +11.47      +8.53       +1.01

The "Variance" line is significant because we believe it gives credence to our strategy of owning companies that can sustain their competitive advantages. On the other hand, as every shareholder understands, the purpose of investing is to obtain positive returns. After three successive years of market disappointments, the inevitable return to positive ground will be all the sweeter.

Our positive variance with the S&P 500 regularly invokes questions. Since our practice is to buy a qualified company at a fair price and own the company as the market reflects its increasing value, the question centers upon the differences between the Index and the Portfolio. The S&P 500 is a list of stocks designed by McGraw Hill to emulate the price of 500 large companies doing business across a variety of industries. To own an index fund is to accept that you will receive market returns by representation in sectors that are hot (currently technology and home building) as well as sectors that are cold (utilities, consumer staples). An index has no objective other than accepting what the market gods deliver. The Jensen Portfolio, on the other hand, represents our best efforts in selecting approximately 25 companies whose businesses will consistently perform well, year in and year out, at very high levels. We do not try to catch cyclical businesses that may be on the edge of rebounding, nor businesses that might become popular with other investment managers. As much as we would enjoy trouncing the S&P 500 every day and every year, we will not misuse our strategy with the idea of outfoxing an index.

This is an appropriate point to deliver an investment manager's equivalent of a football coach's halftime pep talk. We remain excited about the business prospects of each company in the Portfolio. It is important to remember, as we describe below, some companies have the ability to enhance shareholder value in the doldrums of an economic cycle. Just when positive market returns will be reported requires a crystal ball less cloudy than ours. (Ours has always proved to be cloudy.) Fortunately, we have Sir John Templeton's comment to fall back on, "History shows that time, not timing, is the key to investment success. Therefore, the best time to buy stocks is when you have money."


CREATING VALUE


In retrospect, foul economic weather often gives strong companies an opportunity to create higher future values for shareholders. One such company in the Portfolio is Automatic Data Processing. ADP's largest business is payroll processing whose performance thrives on increasing employment
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and higher interest rates, neither of which currently sport attractive numbers.
ADP's second largest business is servicing the investment industry, another business clearly not enjoying the best of times.

For most of this year we have expected that ADP will report slightly lower earnings during its fiscal year ending June 30th than the year before. This will end an awesome streak of 41 consecutive years of their reporting double digit increases in earnings. We further expect slightly lower earnings for the next two quarters. The stock's price reflects all this of course.

Nonetheless, we believe ADP will generate record amounts of free cash flow per share this year and next. The company is using this cash for the benefit of shareholders: it has announced acquisitions and joint ventures in businesses they know well and that will increase market share; dividends have been increased for the 28th consecutive year; shares are being bought back; and other assets are being acquired at favorable rates.

The fact is that ADP's intrinsic value per share continues to increase at record-breaking rates, although its market price reflects the company's lackluster immediate prospects. Having already declared our crystal ball to be hopelessly clouded, we don't know when employment and interest rates will rise. With ADP, we do not believe it matters.


STRATEGY

Although the market changes daily and seems to pursue one siren after another, the strategy employed in the Jensen Portfolio does not change.

The strategy's objective is single-minded: to identify companies that have the greatest likelihood of being consistently successful between now, 2012, and beyond. We begin by looking for companies that have reported at least a 15 percent return on equity (ROE) each year for the past decade. Studies show that companies meeting this hurdle have an advantage over competitors, and it is likely that their management will do everything they can to sustain that advantage. It turns out that having an edge over your competitors is good for profits, for employees, for suppliers, for customers and, over time, good for the stock price.

This ROE hurdle diminishes the number of possible candidates for the Portfolio to about 110 companies. These 110 companies consist of large cap, small cap, technology, service and manufacturing businesses--some of the characteristics they have in common are entry barriers such as unique products or economies of scale, and focused product lines.

Since a company is worth the present value of all its future cash flows, we use our projection of future cash flows to calculate its intrinsic or true business value. To illustrate, in order to pay a reasonable price for Stryker, for example, we must have an idea of what the company would be worth if there were no stock market. We wish to add a caveat here. This calculation includes our presumption of future inflation, interest and earnings growth rates. Although we consider various outside sources for this data, our intrinsic value calculation is an estimate, albeit our best one.

The next step, and the first time that market value comes into consideration, is to compare per share intrinsic value to market value. If we can acquire shares at less than 60 cents of market value to each dollar of intrinsic value, only then do we consider the company eligible for purchase.

The list is pared the final time to approximately 25 companies that we use in the Portfolio. While there is no single criterion for their selection, having a strong business franchise is at the top of the list.

Our sell strategy is quite simple. If a company fails to report a 15 percent ROE, it's sold. Similarly if a company's market price should rise above intrinsic value, its shares will be liquidated.


2
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We do not expect the stock market performance of the Portfolio over time to exceed the business performance of its companies. In other words, we do not expect a company that increases earnings at a 10 percent clip annually to increase in market value by more than 10 percent. Unfortunately, using the past three years as evidence, market and business values do not march in lock step--a failing that is corrected by Sir John's observations on time, not timing.

DR. PERRY

To long-time shareholders of the Portfolio, the name of Louis B. Perry is both familiar and meaningful. As a director from its inception to his retirement, Dr. Perry faithfully represented the fund's shareholders. He never sought the popular answer to the many issues faced but, rather, the best answer for shareholders. He knows how to think as a shareholder, if for no other reason, because he holds a significant number of the Portfolio's shares.

So it is with pleasure that we announce that he has been lured out of retirement to rejoin the Board. The only condition to Dr. Perry's engagement is that it is short term--he expects a replacement before long. Any lack of activity to replace him will be like a coach with a NBA-quality player--the use of any artifice to keep him in college.

He joins Norm Achen, a director since inception, Bob Harold and Roger Cooke as independent directors. It is worth noting here that the scope of the independent directors responsibilities has expanded significantly in recent months. The most notable example is their responsibility as the audit committee for the Portfolio.

Among the outside directors, the Portfolio has met current regulations by having a "financial expert" and exceeded current requirements by having independent directors comprise two-thirds of the Board.

FREDDIE MAC

In the week following the end of the Portfolio's fiscal year, Freddie Mac's Board announced the resignation two top officers and the dismissal of another. Gregory Parseghian, a widely respected veteran in the industry, was named CEO, and Shaun O'Malley, retired Chairman of Price Waterhouse, became Freddie Mac's independent chairman.

All this suddenly materialized and, with much credit to Freddie Mac's Board, was quickly addressed. It had been known since earlier this year that PricewaterhouseCoopers, who had replaced the now defunct Arthur Andersen as the company's auditors, disagreed with the accounting treatment Freddie Mac was using for the treatment of derivatives. As a result, Freddie Mac will have to restate the past three years earnings and will be unable to report first and second quarter earnings on a timely basis. The company has announced that the review will be completed sometime during the third calendar quarter.

This, however, will not be the typical earnings restatement because the prior three years' earnings will be restated upwards--more earnings, not less. The replacement of the top officers, we understand, did not involve accounting issues. David Glenn, the former chief operating officer, was dismissed because he refused to hand over his diaries in an unadulterated form. The other two officers resigned.

In spite of the clamor, Freddie Mac and Fannie Mae provide significant benefits for home ownership and the housing industry. Their debt instruments continue to be highly regarded both in the US and abroad. Industry followers expect the result of Freddie Mac's reaudit will be increased regulation that would, in turn, only increase their acceptability as investments. The company's financial soundness can be represented by Freddie Mac's risk-based capital of $26.5 Billion--only $5.2 Billion is required.


                                                                               3
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In his initial comments to investors and analysts, Mr. Parseghian said "We are blessed with a great franchise in the largest financing market, in the largest economy, in the world. The housing market has been our economy's most powerful engine of growth for some time. This is a business in which we have and will continue to succeed."

In closing, we wish to welcome our new shareholders and express our appreciation to those investors that have stayed the course. Warren Buffett has commented that companies inevitably get the kind of shareholders they desire. By concentrating on hitting quarterly earnings targets, a company will get short term investors, who are costly and encourage volatility. We believe management's primary focus should be in increasing the value of the enterprise over time. We are pleased with the responses we've received from investors who are committed to long-term ownership, because it matches the objectives of the Portfolio.

Thank you for your support,


/s/Val Jensen


Val Jensen, Chairman


Jensen Investment Management, Inc.

The above outlook reflects the opinions of Val Jensen as of May 2003. They are subject to change and any forecasts made cannot be guaranteed.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. The S&P 500 Index is an unmanaged index commonly used to measure performance of U.S. stocks. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial and portfolio headings of this report.

For use only when accompanied or preceded by a current prospectus.

Quasar Distributors, LLC Distributor (07/03).


4
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--------------------------------------------------------------------------------
                              The Jensen Portfolio
                   Total Returns vs. the S&P 500 (unaudited)
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                Jensen       S&P 500
               MONTH END    MONTH END
   AS-OF      INVESTMENT   INVESTMENT

  03-Aug-92      10,000      10,000
  30-Nov-92      10,283      10,360
  31-May-93      10,885       9,428
  30-Nov-93      11,321       9,233
  31-May-94      11,348       8,991
  30-Nov-94      11,440       9,115
  31-May-95      13,640      10,325
  30-Nov-95      15,671      11,643
  31-May-96      17,519      12,818
  30-Nov-96      20,037      14,611
  31-May-97      22,672      15,709
  30-Nov-97      25,751      17,340
  31-May-98      29,629      18,581
  30-Nov-98      31,843      20,456
  31-May-99      35,859      21,464
  30-Nov-99      38,498      23,296
  31-May-00      39,616      27,398
  30-Nov-00      36,873      29,308
  31-May-01      35,435      27,349
  30-Nov-01      32,370      28,205
  31-May-02      30,532      28,683
  30-Nov-02      27,025      26,802
  31-May-03      28,070      26,627

--------------------------------------------------------------------------------
For the Period Ending May 31, 2003

                                                   Average Annual
                           ------------------------------------------------------------------
                       One Year       Three Year      Five Year        Ten Year    Since Inception
                       --------       ----------      ---------        --------    ---------------
The Jensen Portfolio:   -7.17%          -0.95%          7.46%           10.94%          9.46%
S&P 500 Stock Index:    -8.06%         -10.85%         -1.07%            9.93%         10.00%

--------------------------------------------------------------------------------

The S&P 500 stock index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on 8/3/92 (inception). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predicative of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

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STATEMENT OF ASSETS & LIABILITIES
May 31, 2003

ASSETS:
Investments, at value
  (cost $1,450,406,107) .....................    $1,451,606,021
Income receivable ...........................         1,544,508
Receivable for capital stock issued .........         9,960,282
Other assets ................................            57,390
                                                 --------------
  Total Assets ..............................     1,463,168,201
                                                 --------------
LIABILITIES:
Payable to Investment Adviser ...............           653,763
Payable to Directors ........................            39,512
Payable for securities purchased ............         5,980,848
Payable for capital stock redeemed ..........         2,530,360
Other accrued expenses ......................           894,431
                                                 --------------
  Total Liabilities .........................        10,098,914
                                                 --------------
NET ASSETS ..................................    $1,453,069,287
                                                 ==============
NET ASSETS CONSIST OF:
Capital stock ...............................    $1,451,802,268
Unrealized appreciation on investments ......         1,199,914
Accumulated undistributed net
  investment income .........................         1,276,614
Accumulated undistributed net
  realized loss .............................        (1,209,509)
                                                 --------------
  Total Net Assets ..........................    $1,453,069,287
                                                 ==============
Net Asset Value Per Share,
  69,854,139 shares outstanding
  (100,000,000 shares authorized,
  $.001 par value) ..........................            $20.80
                                                         ======

SCHEDULE OF INVESTMENTS
May 31, 2003

Number of Shares                                   Fair Value
-----------------                                  -----------
              COMMON STOCK 98.80%
              Advertising Agencies 5.25%
  1,092,000   Omnicom Group Inc. ...............   $76,232,520
                                                   -----------
              Apparel Manufacturers 3.41%
1,687,000     Jones Apparel Group, Inc. # ......    49,530,320
                                                   -----------
              Banks 4.20%
1,593,000     State Street Corporation .........    61,027,830
                                                   -----------
              Beverages 4.41%
1,405,000     The Coca-Cola Company ............    64,025,850
                                                   -----------
              Computer Software Services 6.22%
1,274,000     Automatic Data
              Processing, Inc. .................    44,462,600
1,505,000     Paychex, Inc. ....................    45,932,600
                                                   -----------
                                                    90,395,200
                                                   -----------
              Drugs 8.78%
1,023,000     Merck & Co. Inc. .................    56,858,340
2,281,000     Pfizer Inc. ......................    70,756,620
                                                   -----------
                                                   127,614,960
                                                   -----------
              Electrical Equipment 10.07%
1,423,000     Emerson Electric Co. .............    74,422,900
2,503,000     General Electric Company .........    71,836,100
                                                   -----------
                                                   146,259,000
                                                   -----------
              Financial Services 4.22%
3,061,000     MBNA Corporation .................    61,373,050
                                                   -----------


6                     See notes to financial statements.
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SCHEDULE OF INVESTMENTS
May 31, 2003
(Continued)

Number of Shares                                   Fair Value
-----------------                                --------------
              Healthcare Products 4.47%
1,196,000     Johnson & Johnson ..............   $   65,002,600
                                                 --------------
              Household Products 12.70%
1,083,000     Colgate-Palmolive
                Company ......................       64,568,460
1,257,000     The Clorox Company .............       56,137,620
  696,000     The Proctor & Gamble
                Company ......................       63,906,720
                                                 --------------
                                                    184,612,800
                                                 --------------
              Industrial Services 4.84%
2,775,000     Equifax Inc. ...................       70,263,000
                                                 --------------
              Medical Supplies 14.48%
1,579,000     Abbott Laboratories ............       70,344,450
1,250,000     Medtronic, Inc. ................       60,912,500
1,175,000     Stryker Corporation ............       79,124,500
                                                 --------------
                                                    210,381,450
                                                 --------------
              Newspapers 4.73%
  870,000     Gannett Co., Inc. ..............       68,730,000
                                                 --------------
              Office Equipment 4.49%
  516,000     3M Co. .........................       65,258,520
                                                 --------------
              Precision Instruments 1.10%
  429,000     Dionex Corporation # ...........       16,023,150
                                                 --------------
              Thrift Industry 5.43%
  503,000     Fannie Mae .....................       37,222,000
  696,000     Freddie Mac ....................       41,627,760
                                                 --------------
                                                     78,849,760
                                                 --------------
              Total Common Stock
                Cost ($1,434,380,096) ........    1,435,580,010
                                                 --------------

Principal Amount                                  Fair Value
-----------------                                --------------
               SHORT-TERM INVESTMENTS 1.10%

               Commercial Paper 1.10%
$16,011,000    American Express
                 Commercial Paper,
                 1.10%, 6/2/03 ................   $   16,011,000
                                                  --------------
               Variable Rate Demand Notes* 0.00%
     15,011    Wisconsin Corporate
                 Central Credit Union,
                 0.99% ........................           15,011
                                                  --------------
               Total Short-Term
                 Investments
                 (Cost $16,026,011) ...........       16,026,011
                                                  --------------
               Total Investments 99.90%
                 (Cost $1,450,406,107) ........    1,451,606,021
                                                  --------------
               Other Assets, less
                 liabilities 0.10% ............        1,463,266
                                                  --------------
               NET ASSETS 100.00% .............   $1,453,069,287
                                                  ==============

# Non-income producing security.
* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of May 31, 2003.


                      See notes to financial statements.                       7
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STATEMENT OF OPERATIONS
Year Ended May 31, 2003

INVESTMENT INCOME:
Dividend income .............................   $12,897,783
Interest income .............................       216,903
                                                -----------
                                                 13,114,686
                                                -----------
EXPENSES:
Investment advisory fees ....................     4,326,676
Shareholder servicing fees ..................     1,298,003
12b-1 fees ..................................       865,335
Administration fees .........................       330,591
Transfer agent fees and expenses ............       237,391
Federal and state registration fees .........       191,566
Custody fees ................................       214,434
Reports to shareholders .....................        95,092
Fund accounting fees ........................        75,938
Directors' fees and expenses ................        48,454
Professional fees ...........................        30,431
Other .......................................        17,488
Interest expense ............................        15,786
                                                -----------
          Total expenses ....................     7,747,185
                                                -----------
NET INVESTMENT INCOME .......................     5,367,501
                                                -----------
REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS:
Net realized loss on investment
  transactions ..............................      (147,879)
Change in unrealized appreciation on
  investments ...............................    (7,873,445)
                                                -----------
Net loss on investments .....................    (8,021,324)
                                                -----------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .................   $(2,653,823)
                                                ===========

STATEMENT OF CHANGES IN
NET ASSETS

                                        Year Ended       Year Ended
                                       May 31, '03      May 31, '02
                                    ----------------- ---------------
OPERATIONS:
  Net investment income ...........  $    5,367,501   $    337,293
  Net realized loss on
   investment transactions ........        (147,879)      (818,178)
  Change in unrealized
   appreciation on
   investments ....................      (7,873,445)    (3,215,626)
                                     --------------   ------------
  Net decrease in net
   assets resulting from
   operations .....................      (2,653,823)    (3,696,511)
                                     --------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold .....................   1,437,110,788    458,477,927
  Shares issued to holders
   in reinvestment of
   dividends ......................       3,523,465        235,266
  Shares redeemed .................    (454,201,152)   (27,382,201)
                                     --------------   ------------
  Net increase ....................     986,433,101    431,330,992
                                     --------------   ------------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS:
  Net investment income ...........      (4,123,525)      (340,360)
                                     --------------   ------------
  Total dividends and
   distributions ..................      (4,123,525)      (340,360)
                                     --------------   ------------
INCREASE IN
  NET ASSETS ......................     979,655,753    427,294,121

NET ASSETS:
  Beginning of year ...............     473,413,534     46,119,413
                                     --------------   ------------
  End of year (including
   undistributed net
   investment income of
   $1,276,614 and
   $32,638, respectively) .........  $1,453,069,287   $473,413,534
                                     ==============   ============


8                      See notes to financial statements.

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FINANCIAL HIGHLIGHTS

                                              Year Ended        Year Ended       Year Ended       Year Ended      Year Ended
                                             May 31, '03       May 31, '02      May 31, '01      May 31, '00      May 31, '99
                                            -------------     -------------    -------------    -------------    ------------
Per Share Data:
Net asset value,
  beginning of year ................           $22.51            $21.53           $22.25           $19.42           $16.87
                                               ------            ------           ------           ------           ------
Income from investment
  operations:
  Net investment income ............             0.11              0.05             0.09             0.06             0.05
  Net realized and unrealized gains
   (losses) on investments .........            (1.73)             1.00            (0.14)            5.30             2.56
                                               ------            ------           ------           ------           ------
  Total from investment
   operations ......................            (1.62)             1.05            (0.05)            5.36             2.61
                                               ------            ------           ------           ------           ------
Less distributions:
  Dividends from net investment
   income ..........................            (0.09)            (0.07)           (0.10)           (0.03)           (0.05)
  Distribution in excess of net
   investment income ...............               --                --               --               --            (0.01)
  From net realized gains ..........               --                --            (0.57)           (2.50)              --
                                               ------            ------           ------           ------           ------
  Total distributions ..............            (0.09)            (0.07)           (0.67)           (2.53)           (0.06)
                                               ------            ------           ------           ------           ------
Net asset value,
  end of year ......................           $20.80            $22.51           $21.53           $22.25           $19.42
                                               ======            ======           ======           ======           ======
Total return .......................            -7.17%             4.88%           -0.18%           27.65%          15.51%

Supplemental data and ratios:
  Net assets, end of year .........    $1,453,069,287      $473,413,534      $46,119,413      $30,525,067      $24,542,844
  Ratio of expenses to
   average net assets .............              0.90%             1.00%            0.95%            0.94%            0.96%
  Ratio of net investment income to
   average net assets .............              0.62%             0.23%            0.45%            0.31%            0.27%
  Portfolio turnover rate .........              7.22%             0.78%            6.53%           32.35%           13.87%


See notes to financial statements.                                            9

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NOTES TO THE FINANCIAL STATEMENTS
May 31, 2003

1. Organization and Significant
   Accounting Policies
--------------------------------------------------------------------------------
The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at their current bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors as of May 31, 2003. Variable rate demand notes are valued at cost which approximates fair value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices better reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial reporting and tax are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications - In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

f) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

--------------------------------------------------------------------------------
The Jensen Portfolio
--------------------------------------------------------------------------------

2. Capital Share Transactions
--------------------------------------------------------------------------------
Transactions in shares of the Fund were as follows:

                                         Year Ended         Year Ended
                                         May 31, '03       May 31, '02
                                         -----------       -----------
Shares sold ..........................    71,897,475        20,083,354
Shares issued to holders in
   reinvestment of dividends .........       181,436            10,509
Shares redeemed ......................   (23,254,446)       (1,205,945)
                                         -----------       -----------
Net increase .........................    48,824,465        18,887,918
Shares outstanding:
Beginning of year ....................    21,029,674         2,141,756
                                         -----------       -----------
End of year ..........................    69,854,139        21,029,674
                                         ===========       ===========

3. Investment Transactions
--------------------------------------------------------------------------------
The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended May 31, 2003, were $1,040,552,226 and $62,218,117, respectively.

4. Income Taxes
--------------------------------------------------------------------------------
At May 31, 2003, the Fund had accumulated net realized capital loss carryovers of $767,052 expiring in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. During 2003, the fund utilized $294,579 of capital loss carryovers.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

The distributions of $4,123,525 paid during the year ended May 31, 2003 were classified as ordinary for income tax purposes.

At May 31, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................   $1,450,848,548
                                                  ==============
Unrealized appreciation .......................   $  79,920,566
Unrealized depreciation .......................     (79,163,093)
                                                  --------------
Net unrealized appreciation
   (depreciation) .............................   $     757,473
                                                  --------------
Undistributed ordinary income .................   $   1,276,598
Undistributed long-term capital gains .........               0
                                                  --------------
Distributable earnings ........................   $   1,276,598
                                                  ==============

5. Line of Credit
--------------------------------------------------------------------------------
The Fund has a $100 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate on the outstanding principal amount is equal to the prime rate less 1/2%. The Fund borrowed on the line of credit on nineteen days, with average borrowing during the period of $4,454,516. The agreement will expire on December 21, 2003.

6. Investment Advisory and Other
   Agreements
--------------------------------------------------------------------------------
The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

7. Expense Guarantee
--------------------------------------------------------------------------------
In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, investment advisory fees, legal, audit, custodial, printing and other

--------------------------------------------------------------------------------
The Jensen Portfolio
--------------------------------------------------------------------------------

regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed 1.40% in any fiscal year. If the Fund's regular operating expenses exceed 1.40% (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess.

Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.40%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

8. Distribution and Shareholder
   Servicing
-------------------------------------
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which provides that the Fund may reimburse the Fund's distributor or others at an annual rate of up to 0.10% of the average daily net assets attributable to its shares. Payments under the 12b-1 Plan shall be used to compensate or reimburse the Fund's distributor or others for services provided and expenses incurred are tied in connection with the sale of shares and to the amounts of actual expenses incurred.

In addition, the Fund has adopted a Shareholder Services Plan the "Services Plan" under which the Fund can pay for shareholder support services from the Fund's assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.15% of the Fund's average daily net assets.

Pending Shareholder vote at a meeting scheduled for July 14, 2003, the Fund proposes to adopt an Amended and Restated Distribution and Shareholder Servicing Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Restated Distribution Plan would replace the existing Distribution Plan and Servicing Plan by essentially combining them into one plan with annual expenses for distribution and shareholder servicing not exceeding 0.25% of the Fund's average daily net assets.

REPORT OF INDEPENDENT AUDITORS
To the Directors and Shareholders of The Jensen Portfolio, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Jensen Portfolio, Inc. (the
Fund) at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers, LLP
Portland, Oregon
June 20, 2003

--------------------------------------------------------------------------------
The Jensen Portfolio
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION
1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (UNAUDITED)
The Fund designates ninety-nine percent of dividends declared during the fiscal year ended May 31, 2003 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates ninety-nine percent of dividends declared after December 31, 2002 from net investment income as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.


2. AVAILABILITY OF PROXY VOTING INFORMATION
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC's website at www.sec.gov.


3. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)


INDEPENDENT DIRECTORS

                                                                                            # of
                                                                                            Portfolios
                                           Term of            Principal                     in Fund       Other
                             Position(s)   Office and         Occupation                    Complex       Directorships
                             Held with     Length of          During Past                   Overseen      held by
Name, Age and Address        the Company   Time Served        Five Years                    by Director   Director
---------------------------- ------------- ------------------ ----------------------------- ------------- ---------------------
Norman W. Achen J.D., 82     Independent   Indefinite Term;   President of N.W.             1             Director of
2842 Luciernaga St.          Director      Served since       Achen Professional                          Brentwood
Carlsbad, CA 92009                         inception.         Corporation                                 Biomedical
                                                              (1980 - present);                           Research
                                                              Chairman and CEO                            Institute
                                                              of International                            (1998 - present);
                                                              Medical Devices                             Director of
                                                              Partners, Inc.                              Clinical Research
                                                              (1998 - 2001).                              Administration at
                                                                                                          V.A. Hospital
                                                                                                          in Los Angeles,
                                                                                                          CA (2002 - present).

-------------------------------------------------------------------------------------------------------------------------------
Roger A. Cooke J.D., 55      Independent   Indefinite Term;   Vice President - Regulatory   1             None
The Jensen Portfolio, Inc.   Director      4 years served.    and Legal Affairs of
2130 Pacwest Center                                           Precision Castparts Corp.,
1211 SW Fifth Avenue                                          an investment casting and
Portland, OR 97204                                            forging company,
                                                              (2000 - present);
                                                              Executive Vice President -
                                                              Regulatory and Legal
                                                              Affairs of Fred Meyer, Inc.,
                                                              a grocery and
                                                              general merchandise
                                                              company,
                                                              (1992 - 2000).

--------------------------------------------------------------------------------
The Jensen Portfolio
--------------------------------------------------------------------------------

                                                                                             # of
                                                                                             Portfolios
                                           Term of            Principal                      in Fund       Other
                             Position(s)   Office and         Occupation                     Complex       Directorships
                             Held with     Length of          During Past                    Overseen      held by
Name, Age and Address        the Company   Time Served        Five Years                     by Director   Director
---------------------------- ------------- ------------------ ------------------------------ ------------- -------------------
Robert E. Harold             Independent   Indefinite Term;   Senior Director of             1             Director of
 C.P.A. (Retired), 56        Director      2 years served.    Financial Planning                           StoriedLearning,
The Jensen Portfolio, Inc.                                    of Nike, Inc. (2001 -                        Inc. (2000 -
2130 Pacwest Center                                           2002); Global Brand                          present);
1211 SW Fifth Avenue                                          Controller for Nike, Inc.                    Director of
Portland, OR 97204                                            (1996, 1997, 2000 - 2001);                   St. Mary's
                                                              CFO (Interim) for Nike, Inc.                 Academy, a non-
                                                              (1998 - 1999).                               profit high school
                                                                                                           (2000 - present);
                                                                                                           Director of
                                                                                                           Will Vinton
                                                                                                           Studios, an
                                                                                                           animation studio
                                                                                                           (2002 - present).

------------------------------------------------------------------------------------------------------------------------------
Louis B. Perry, Ph.D, 85     Independent   Indefinite         Retired                        1             None
1585 Gray Lynn Drive         Director      Term;
Walla Walla, WA 99362                      Served
                                           since
                                           inception
                                           (at times as
                                           Director
                                           Emeritus).

--------------------------------------------------------------------------------
The Jensen Portfolio
--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS

                                                                                                 # of
                                                                                                 Portfolios
                                                 Term of                Principal                in Fund         Other
                              Position(s)        Office and             Occupation               Complex         Directorships
                              Held with          Length of              During Past              Overseen        held by
Name, Age and Address         the Company        Time Served            Five Years               by Director     Director
---------------------------   ----------------   --------------------   ------------------------ -------------   --------------
Val E. Jensen, 74             Director and       Indefinite Term;       Chairman and Director    1               None
Jensen Investment             Chairman           Served as              of Jensen Investment
 Management, Inc.                                Director since         Management, Inc.
2130 Pacwest Center                              inception;             (1988 - present).
1211 SW Fifth Avenue                             Served as
Portland, OR 97204                               President
                                                 from inception
                                                 to March 2002;
                                                 Served as
                                                 Chairman since
                                                 March 2002.

------------------------------------------------------------------------------------------------------------------------------
Gary W. Hibler, Ph.D., 59     Director,          Indefinite Term;       President of Jensen      1               None
Jensen Investment             President          Served as              Investment Management
 Management, Inc.             and                Director since         (1994 - present).
2130 Pacwest Center           Treasurer          inception;
1211 SW Fifth Avenue                             Served as
Portland, OR 97204                               Secretary from
                                                 inception to
                                                 March 2002;
                                                 Served as
                                                 President since
                                                 March 2002.

------------------------------------------------------------------------------------------------------------------------------
Robert F. Zagunis, 49         Vice President     1 Year Term;           Vice President and       N/A             N/A
Jensen Investment                                Served since           Director of Jensen
 Management, Inc.                                inception.             Investment Management,
2130 Pacwest Center                                                     Inc. (1993 - present).
1211 SW Fifth Avenue
Portland, OR 97204

------------------------------------------------------------------------------------------------------------------------------
Robert G. Millen, 56          Secretary          1 Year Term;           Vice President and       N/A             N/A
Jensen Investment                                Served since 2000.     Director of Jensen
 Management, Inc.                                                       Investment Management,
2130 Pacwest Center                                                     Inc. (2000 - present);
1211 SW Fifth Avenue                                                    Vice President of
Portland, OR 97204                                                      Principal Financial
                                                                        Group, an insurance
                                                                        company (1997 - 2000).

INVESTMENT ADVISER

Jensen Investment Management, Inc.
2130 Pacwest Center
1211 SW Fifth Avenue
Portland, OR 97204-3721
(800) 992-4144
www.jenseninvestment.com



FUND ADMINISTRATOR,                 Annual Report
TRANSFER AGENT, AND                                        the Jensen
FUND ACCOUNTANT                                             Portfolio

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202



CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202



LEGAL COUNSEL

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268



INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
1300 SW Fifth Avenue
Suite 3100
Portland, OR 97201-5638



DISTRIBUTOR
Quasar Distributors, LLC                  [Logo]
615 East Michigan Street
Milwaukee, WI 53202                      Jensen
                                     Investment
                                     Management

This report has been prepared
for shareholders and may be
distributed to others only if
preceded or accompanied by a                               ANNUAL REPORT
current prospectus.                                        MAY 31, 2003

Item 2. Code of Ethics.
-----------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 3. Audit Committee Financial Expert.
-----------------------------------------

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 4. Principal Accountant Fees and Services.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.


Item 5. Audit Committee of Listed Registrants.
----------------------------------------------

Not applicable to open-end investment companies.

Item 6. [Reserved]
-------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
-------------------------------------------------------------------------
Management Investment Companies.
--------------------------------

Not applicable to open-end investment companies.


Item 8. [Reserved]
------------------

Item 9. Controls and Procedures.
---------------------------------

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer has determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the Filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.
------------------

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant) The Jensen Portfolio, Inc.
                  ------------------------------------------------

     By (Signature and Title)  /s/ Gary Hibler
                              ------------------------------------
                              Gary Hibler, President and Treasurer

     Date: 8/5/03
          -----------------------------------------------------